Acquisitions	6 Months Ended
Jun. 30, 2025
Business Combinations [Abstract]
Acquisitions	Acquisitions
Acquisitions of businesses
During the first six months of 2025, acquisitions of businesses included Aurion Biotech, Inc. and Cylite Pty Ltd., described below. There were no acquisitions of businesses during the first six months of 2024.
Vision Care - Acquisition of majority interest in Aurion Biotech, Inc.
On March 24, 2025, Alcon closed on agreements with certain existing shareholders of Aurion to acquire approximately 58.7% of outstanding equity for approximately $486 million and outstanding convertible notes from the same shareholders for approximately $36 million, totaling $522 million cash paid at closing. When combined with Alcon's existing 40.3% investment in Aurion, the transaction resulted in 99% ownership of Aurion on an outstanding basis. Aurion's ownership on a fully diluted basis at closing was approximately 85.0% held by Alcon and 15.0% held by non-controlling interests. This transaction supports Alcon's ophthalmic pharmaceutical portfolio expansion, including biopharmaceutical applications, with the potential to advance the first-ever corneal cell therapy candidate. The acquisition of majority interest was accounted for as a business combination that resulted in goodwill of $140 million after the preliminary PPA of the consideration to the fair values of acquired assets and assumed liabilities. Total cash paid at closing, net of cash acquired, was $496 million. The transaction also resulted in non-controlling interests, described below.
The acquisition date fair value of the equity interest previously held by Alcon was $334 million, resulting in a remeasurement fair value gain of $136 million in the first quarter of 2025. The fair value gain has been included in Other income in the Condensed Consolidated Income Statement.
The preliminary PPA for the Aurion acquisition was not finalized as of the date the first quarter of 2025 interim financial statements were issued. During the second quarter of 2025, Alcon recorded a measurement period adjustment to fair values of acquired intangible assets, which resulted in an increase of $5 million to Currently marketed products and a decrease of $5 million to the Acquired IPR&D.
The below table summarizes the updated preliminary PPA for the Aurion business combination. The PPA remains provisional pending final measurement of the non-controlling interests and valuation of acquired tax attributes.

($ millions)	Preliminary PPA	Measurement period adjustments	Updated preliminary PPA
Property, plant and equipment	3	—	3
Right-of-use assets	6	—	6
Current marketed products	105	5	110
Acquired IPR&D	825	(5)	820
Deferred tax assets	43	—	43
Other current assets	6	—	6
Cash and cash equivalents	26	—	26
Non-current lease liabilities	(4)	—	(4)
Non-current financial debts	(1)	—	(1)
Deferred tax liabilities	(212)	—	(212)
Current financial debts	(34)	—	(34)
Current lease liabilities	(2)	—	(2)
Current income tax liabilities	(1)	—	(1)
Trade payables	(3)	—	(3)
Provisions and other current liabilities	(14)	—	(14)
Net identifiable assets acquired	743	—	743
Goodwill	140	—	140
Non-controlling interests	(27)	—	(27)
Net assets acquired as a result of business combination	856	—	856

Cash paid at closing	522	—	522
Previously-held investment in associated company	334	—	334
Total acquisition date fair value of consideration	856	—	856
Goodwill is attributable primarily to assembled workforce and biopharmaceutical research and development capabilities. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $2 million were recognized in Other expense in the Condensed Consolidated Income Statement and were reported in operating cash flows in the Condensed Consolidated Statement of Cash Flows.
Subsequent to the acquisition, the current and non-current financial debts were repaid in the second quarter of 2025.
Pro forma financial information is not presented for the Aurion business acquisition as it is not material to the Condensed Consolidated Financial Statements.
For the period from the date of the Aurion acquisition, March 24, 2025, through June 30, 2025, the acquired business reduced Alcon's Net income by $17 million.
Non-controlling interests
Alcon elected to recognize the non-controlling interests in Aurion at fair value.
Non-controlling interests with a fair value of $27 million were recognized at acquisition date, comprised of common stock and vested options. The fair value of non-controlling interests was estimated using the market and income approaches, which were equally weighted. The income approach valuation utilized net present value techniques which involve significant judgement by management and include assumptions with measurement uncertainty. The estimates include cash flow projections for a five-year period based on management forecasts, sales forecasts beyond the five-year period extrapolated using long-term expected growth rates, discount rates and future tax rates. Actual cash flows and values could vary significantly from forecasted future cash flows and related values derived using net present value techniques. Since the cash flow projections are a significant unobservable input, the fair value of the non-controlling interests was classified as Level 3 in the fair value hierarchy.
On March 26, 2025, the Aurion Board exercised their discretion under the Aurion stock plan and approved an exchange of outstanding vested options of Aurion employees for cash as settlement of their non-controlling interests in Aurion. As a result, Alcon's fully diluted interest in Aurion increased from 85.0% on the business combination date to 91.2% as of June 30, 2025.
The below table summarizes movements in the non-controlling interests on a fully diluted basis from the acquisition date to the end of the reporting period.

($ millions unless indicated otherwise)	Non-controlling interests (%)	Non-controlling interests
Initial recognition at acquisition date	15.0%	27
Exchange of outstanding vested options	(6.2)%	(11)
Non-controlling interests as of June 30, 2025	8.8%	16
Profits and losses attributable to non-controlling interests are calculated on an outstanding basis.
Surgical - Acquisition of Cylite Pty Ltd.
On January 16, 2025, Alcon executed a stock purchase agreement and acquired approximately 91.2% of outstanding equity from Cylite shareholders, resulting in 100% ownership when combined with Alcon's existing 8.8% investment in Cylite. The Cylite diagnostic device complements Alcon’s existing Surgical portfolio for cataracts. The acquisition of the remaining equity interest was accounted for as a business combination that resulted in goodwill of $90 million after the preliminary PPA of the consideration to the fair values of acquired assets and assumed liabilities. Total cash paid at closing, net of cash acquired, was $72 million.
The development milestone contingent consideration is related to a potential payment of up to $10 million upon achievement of the first commercial sale of a defined product within the United States. The contingent consideration recognized during the first quarter of 2025 represents its fair value (Level 3) at the acquisition date.
The acquisition date fair value of the equity interest previously held by Alcon was $14 million, resulting in a remeasurement fair value gain of $6 million in the first quarter of 2025. The fair value gain has been included in Other income in the Condensed Consolidated Income Statement.
The below table summarizes the preliminary PPA for the Cylite business combination at acquisition date. The fair value of the assets acquired and liabilities assumed for the acquisition were based on preliminary calculations and valuations, and the estimates and assumptions for this acquisition are subject to change as additional information is obtained during the respective measurement period up to one year from the acquisition date.

($ millions)	Preliminary PPA
Property, plant and equipment	1
Right-of-use assets	1
Current marketed products	4
Acquired IPR&D	33
Inventories	1
Cash and cash equivalents	6
Other assets	1
Deferred tax liabilities	(11)
Lease liabilities	(1)
Trade payables	(1)
Provisions and other current liabilities	(1)
Net identifiable assets acquired	33
Goodwill	90
Net assets acquired as a result of business combination	123

Cash paid at closing	78
Cash expected to be paid after closing	2
Previously-held FVOCI financial investment	11
Previously-held commercialization rights in intangible assets	9
Contingent consideration	9
Previously-held investment in associated company	14
Total acquisition date fair value of consideration	123
Goodwill is attributable primarily to buyer-specific synergies, including benefits to intraocular lens sales, development collaboration arrangement and associated development timeline reduction, and assembled workforce. The goodwill is not deductible for tax purposes.
Direct acquisition costs of $1 million were recognized in Other expense in the Condensed Consolidated Income Statement and were reported in operating cash flows in the Condensed Consolidated Statement of Cash Flows.
Pro forma financial information is not presented for the Cylite business acquisition as it is not material to the Condensed Consolidated Financial Statements.
For the period from the date of the Cylite acquisition, January 16, 2025, through June 30, 2025, the acquired business reduced Alcon's Net income by $8 million.
Proposed acquisition of LENSAR, Inc.
On March 23, 2025, Alcon entered into a definitive agreement to acquire all outstanding shares of LENSAR, Inc. ("LENSAR"), a global medical technology company focused on advanced laser solutions for the treatment of cataracts, with a total consideration of up to approximately $430 million. The planned acquisition will complement Alcon’s existing Surgical portfolio in the treatment of cataracts. The transaction is subject to customary closing conditions, including regulatory approval and approval by LENSAR’s stockholders, and is expected to close in late 2025.